Exhibit 99.1

Contact:	Adam N. Satterfield
Senior Vice President, Finance and Chief Financial Officer
(336) 822-5721

OLD DOMINION FREIGHT LINE PROVIDES UPDATE FOR THIRD-QUARTER 2021

THOMASVILLE, N.C. – (September 7, 2021) – Old Dominion Freight Line, Inc. (Nasdaq: ODFL) today reported certain less-than-truckload (“LTL”) operating metrics for August 2021. Revenue per day increased 29.1% as compared to August 2020 due to a 10.9% increase in LTL tons per day and an increase in LTL revenue per hundredweight. The change in LTL tons per day was attributable to a 17.3% increase in LTL shipments per day that was partially offset by a 5.5% decrease in LTL weight per shipment. For the quarter-to-date period, LTL revenue per hundredweight and LTL revenue per hundredweight, excluding fuel surcharges, increased 15.5% and 9.9%, respectively, as compared to the same period last year.

Greg C. Gantt, President and Chief Executive Officer of Old Dominion, commented, “Old Dominion’s revenue and shipment growth for the first two months of the third quarter reflects strength in both the domestic economy and demand for our service. These factors have continued to support our ability to win market share and improve our yields. While our daily volumes increased during August, our growth was affected by the recent rise in COVID-19 cases as well as various other matters impacting customers’ supply chains throughout the country. As a result, we made the decision to offer a financial vaccination incentive that we believe is an important investment for the safety and well-being of our OD Family of employees. We will also continue with our ongoing investments to further expand the capacity of our service center network, our fleet and our people to ensure that we have the capacity to support our expectations for continued growth.”

Forward-looking statements in this news release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution the reader that such forward-looking statements involve risks and uncertainties that could cause actual events and results to be materially different from those expressed or implied herein, including, but not limited to, the following, many of which will continue to be amplified by the current COVID-19 pandemic: (1) the challenges associated with executing our growth strategy, and developing, marketing and consistently delivering high-quality services that meet customer expectations; (2) various risks related to public health epidemics, pandemics and similar outbreaks; (3) changes in our relationships with significant customers; (4) our exposure to claims related to cargo loss and damage, property damage, personal injury, workers’ compensation and healthcare, increased self-insured retention or deductible levels or premiums for excess coverage, and claims in excess of insured coverage levels; (5) the availability and cost of new equipment, including regulatory changes and supply constraints that could impact the cost of these assets; (6) the availability and price of diesel fuel and our ability to collect fuel surcharges and the effectiveness of those fuel surcharges in mitigating the impact of fluctuating prices for diesel fuel and other petroleum-based products; (7) seasonal trends in the less-than-truckload (“LTL”) industry, including harsh weather conditions and disasters; (8) the availability and cost of capital for our significant ongoing cash requirements; (9) decreases in demand for, and the value of, used equipment; (10) our ability to successfully consummate and integrate acquisitions; (11) the costs and potential liabilities related to our international business relationships; (12) the costs and potential adverse impact of compliance with anti-terrorism measures on our business; (13) the competitive environment with respect to our industry, including pricing pressures; (14) various economic factors such as recessions, downturns in the economy, global uncertainty and instability,

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ODFL Provides Update for Third-Quarter 2021

September 7, 2021

changes in international trade policies, changes in U.S. social, political, and regulatory conditions or a disruption of financial markets, which may decrease demand for our services or increase our costs; (15) the negative impact of any unionization, or the passage of legislation or regulations that could facilitate unionization, of our employees; (16) increases in driver and maintenance technician compensation or difficulties attracting and retaining qualified drivers and maintenance technicians to meet freight demand and maintain our customer relationships; (17) our ability to retain our key employees and continue to effectively execute our succession plan; (18) potential costs and liabilities associated with cyber incidents and other risks with respect to our information technology systems or those of our third-party service providers, including system failure, security breach, disruption by malware or ransomware or other damage; (19) the failure to adapt to new technologies implemented by our competitors in the LTL and transportation industry, which could negatively affect our ability to compete; (20) failure to keep pace with developments in technology, any disruption to our technology infrastructure, or failures of essential services upon which our technology platforms rely, which could cause us to incur costs or result in a loss of business; (21) the Compliance, Safety, Accountability initiative of the Federal Motor Carrier Safety Administration (“FMCSA”) could adversely impact our ability to hire qualified drivers, meet our growth projections and maintain our customer relationships; (22) the costs and potential adverse impact of compliance with, or violations of, current and future rules issued by the Department of Transportation, the FMCSA and other regulatory agencies; (23) the costs and potential liabilities related to compliance with, or violations of, existing or future governmental laws and regulations, including environmental laws; (24) the effects of legal, regulatory or market responses to climate change concerns; (25) the costs associated with healthcare legislation or rising healthcare costs; (26) the costs and potential liabilities related to litigation and governmental proceedings, inquiries, notices or investigations; (27) the impact of changes in tax laws, rates, guidance and interpretations; (28) the concentration of our stock ownership with the Congdon family; (29) the ability or the failure to declare future cash dividends; (30) fluctuations in the amount and frequency of our stock repurchases; (31) volatility in the market value of our common stock; (32) the impact of certain provisions in our articles of incorporation, bylaws, and Virginia law that could discourage, delay or prevent a change in control of us or a change in our management; and (33) other risks and uncertainties described in our most recent Annual Report on Form 10-K and other filings with the SEC. Our forward-looking statements are based upon our beliefs and assumptions using information available at the time the statements are made. We caution the reader not to place undue reliance on our forward-looking statements as (i) these statements are neither a prediction nor a guarantee of future events or circumstances and (ii) the assumptions, beliefs, expectations and projections about future events may differ materially from actual results. We undertake no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law.

Old Dominion Freight Line, Inc. is one of the largest North American less-than-truckload (“LTL”) motor carriers and provides regional, inter-regional and national LTL services through a single integrated, union-free organization. Our service offerings, which include expedited transportation, are provided through an expansive network of service centers located throughout the continental United States. The Company also maintains strategic alliances with other carriers to provide LTL services throughout North America. In addition to its core LTL services, the Company offers a range of value-added services including container drayage, truckload brokerage and supply chain consulting.

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